BioLargo

We Make Life Better

Earnings Presentation for First Quarter of 2022

May 19, 2022 OTCQB: BLGO Westminster, CA

BioLargo

We Make Life Better

BioLargo Engineering, Science & Technologies

BioLargo® Water

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

CLYRA™ Medical Technologies Inc

Financial highlights


Quarterly Revenue
$1200K
$1000K
$800K
$600K
$400K
$200K
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2017 2018 2019 2020 2021 2022
All BioLargo


Debt*
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2017 2018 2019 2020 2021 2022
BioLargo
Clyra

**Remaining debt includes: low-interest SBA loans, PPP funding, and $50K in fixed-price convertible debt due March 1, 2023 (does not include debt owed by Clyra Medical Technologies)*

Financial highlights from Q1

- Company-wide revenues for the three months ended March 31, 2022, was a record **$965,000**, which is **69%** higher than in the same period in 2021.
- BioLargo subsidiary ONM Environmental's revenue was **$598,000**, representing an **87%** increase compared to the same period in 2021, and operating income was $13,000, representing its first-ever profitable quarter.
- BioLargo Engineering, Science & Technologies generated **$355,000** of revenue, representing a **177%** increase compared to the same period in 2021. This subsidiary had an operating loss of $35,000 for the quarter, compared with an operating loss of $183,000 in the same period in 2021.



Building blocks for future growth

Garratt CALLAHAN

Water Treatment Expertise Since 1904

WASTEWATER EQUIPMENT PARTNERSHIP

POOPH

IKIGAI HOLDINGS

PET ODOR CONTROL

AEC

AQUEOUS ELECTROSTATIC CONCENTRATOR

PFAS TREATMENT

Fourth building block: waste-to-energy conversion project

Project scope: process over 2 million tons of municipal solid waste annually.

Upon full execution, project value could exceed $500 million.


We are here
$
Feasibility
Prelim. Design*
Process design
Detail design
Construction
Startup & commission
Operate & Maintain
0 years
2 years
4 years

**Advancement to each phase is subject to performance and contracting. Projects of this magnitude are subject to a number of risk factors beyond our control.*

PFAS: a widespread issue

More than 2900 sites – including public water systems, military bases, and industrial plants – across the US have been identified across the USA


Gulf of Mexico
Mexico


PFAS CYCLE
Residential Homes
Groundwater


PFAS

Recent regulatory action driving PFAS treatment market



2016: Drinking water advisories for PFOS/PFOA
2019: EPA creates "PFAS Action Plan"
April, 2021: Congress passes PFAS Action Act
October, 2021: Biden Admin announces multi-agency PFAS plan, EPA releases PFAS roadmap
October, 2021: EPA began process of regulating top four PFAS under RCRA (App. 8)
January, 2022: EPA proposed a rule to designate top two PFAS as hazardous substances under CERCLA
March, 2022: EPA Strategic Plan reaffirms PFAS regulatory priority

AEC PFAS technology

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

- In-house testing with water from two clients complete – *performance validated and ready for deployment*
- Next steps:
  - Trialing at large municipality in SoCal
  - First projects in industrial markets
- Development of channel partners in progress to maximize commercial reach



AEC
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/1000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

Case study with water from SoCal municipal water agency


Field Well Water - PFAS Removal by AEC 3-Cell Unit
ppt (ng/L)
Field Well Water
1st Turnover
3rd Turnover
5th Turnover
LOQ
Non-detect
EPA Method 533 Targetting PFAS
LOQ
5th Turnover
3rd Turnover
1st Turnover
Field Well Water

Wastewater treatment partnership

- Prototype unit designed and manufactured
- "Minimal Liquid Discharge" system
- Factory acceptance testing complete
- Organizing commercial rollout with partners at G-C.
- Existing proof-of-claim work likely sufficient for first sales


Garratt®
CALLAHAN
Water Treatment Expertise Since 1904

Pet odor eliminator partnership

- Veteran marketing executives with multiple blockbuster successes
- Product based on BioLargo IP
- Initial sales exceed early projections
- Ikigai preparing to launch product with multiple retail outlets





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POOPH

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA
92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

The BioLargo Family of Companies

BioLargo
We Make Life Better

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

ONM Environmental
BioLargo Water
BioLargo
CLYRA
ODIN